UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2023

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

As of the fiscal quarter ended January 31, 2023, The J. M. Smucker Company (the “Company”) had 5,811,472 common shares remaining available for repurchase pursuant to authorizations of the Company’s Board of Directors (the “Board”). Under the repurchase program, the Company plans to repurchase 2,350,000 common shares between March 2, 2023 and March 31, 2023 in accordance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On March 2, 2023, the Company also entered into a share repurchase plan (the “Plan”) established in accordance with Rule 10b5-1 of the Exchange Act in connection with the remaining common shares authorized for repurchase by the Board. A Rule 10b5-1 plan allows a company to repurchase its shares at times when it otherwise might be unable to do so under the Exchange Act’s insider trading rules or during self-imposed trading blackout periods. The Company’s designated broker will have authority under the Plan to repurchase up to 2,350,000 of the remaining common shares authorized for repurchase commencing on the consummation of the sale of certain pet food brands to Post Holdings, Inc. (“Post”), which is anticipated to close in the fourth quarter of the Company's current fiscal year ending April 30, 2023, subject to certain closing conditions, including the receipt of required regulatory approvals (the “Transaction”), and expiring 45 calendar days after the closure of the Transaction, unless terminated earlier in accordance with the terms of the Plan. Repurchases under the Plan will be subject to specified parameters and certain price and volume restraints as established in the Plan.

There is no guarantee as to the exact number of common shares that will be repurchased or when such purchases may occur. Any repurchased shares will be held in treasury.

Forward Looking Statements

This communication includes certain forward-looking statements within the meaning of federal securities laws. The forward-looking statements may include statements concerning our current expectations, estimates, assumptions, and beliefs concerning future events, conditions, plans, and strategies that are not historical fact. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expect,” “anticipate,” “believe,” “intend,” “will,” “plan,” “strive,” and similar phrases. Federal securities laws provide a safe harbor for forward-looking statements to encourage companies to provide prospective information. We are providing this cautionary statement in connection with the safe harbor provisions. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made, when evaluating the information presented in this communication, as such statements are by nature subject to risks, uncertainties, and other factors, many of which are outside of our control and could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include, but are not limited to, the following: uncertainties relating to the timing of the consummation of the sale of certain pet food brands to Post; the possibility that any or all of the conditions to the consummation of the Transaction may not be satisfied or waived, including failure to receive required regulatory approvals; the effect of the announcement or pendency of the Transaction on the Company’s ability to retain key personnel and to maintain relationships with customers, suppliers, and other business partners; risks relating to potential diversion of management attention from the Company’s ongoing business operations; the Company’s ability to generate sufficient cash flow to continue operating under its capital deployment model, including capital expenditures, debt repayment, dividend payments, and share repurchases; the impact of food security concerns involving either the Company's products or its competitors' products, including changes in consumer preference, consumer litigation, actions by the U.S. Food and Drug Administration or other agencies, and product recalls; and those described under “Risk Factors” in reports and statements filed by the Company with the U.S. Securities and Exchange Commission. We do not undertake any obligation to update or revise these forward-looking statements to reflect new events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Tucker H. Marshall
Name: Tucker H. Marshall
Title: Chief Financial Officer

Date: March 2, 2023

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